Exhibit 32
CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT
In connection with the Quarterly Report of United Retail Group, Inc. (the “Company”) on Form 10-Q for the period ended August 4, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Raphael Benaroya, Chief Executive Officer of the Company, and George R. Remeta, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act, that based on our knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RAPHAEL BENAROYA
Raphael Benaroya
Chief Executive Officer September 10, 2007

/s/ GEORGE R. REMETA
George R. Remeta
Chief Financial Officer September 10, 2007